EXHIBIT 10-r

FIFTH AMENDMENT TO CREDIT AGREEMENT

This Fifth Amendment to Credit Agreement (this "Amendment") is dated as of August 5, 2004, and is by and between General Electric Capital Corporation, a Delaware corporation, individually as a Lender and as Agent and Security Trustee for the Lenders, and Analysts International Corporation, a Minnesota corporation ("Borrower").

W I T N E S S E T H:

WHEREAS, pursuant to a certain Credit Agreement dated as of April 11, 2002, by and among General Electric Capital Corporation, a Delaware corporation, individually as a Lender and as Agent and Security Trustee for the Lenders, the other Credit Parties signatory from time to time thereto, and Borrower (as amended or otherwise modified from time to time, the "Credit Agreement"; capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms in the Credit Agreement), Agent and Lenders agreed, subject to the terms and provisions thereof, to provide certain loans and other financial accommodations to Borrower;

WHEREAS, Borrower has requested that Agent and Lenders agree to amend the Credit Agreement in certain respects, as set forth below.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.  Amendments to Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 2 of this Amendment, and in reliance on the representations and warranties set forth in Section 4 of this Amendment, the Credit Agreement is hereby amended as follows:

(a)  The reference to "one-half of one percent (.50%)" in Section 1.9(b) of the Credit Agreement is hereby deleted and replaced with "one-quarter of one percent (.25%)".

(b)  Section 6.22 of the Credit Agreement is hereby amended and restated as follows:

6.22  Retiree Payments

No Credit Party shall make any retirement benefit or other comparable payments to any retired employees, officer or directors of any Credit Party, other than (i) payments in the aggregate amount not to exceed $5,500,000 made to individuals identified on Disclosure Schedule (6.22), to the extent such payments are made with proceeds from a loan or loans in form and substance satisfactory to the Agent taken against the cash surrender value of life insurance policies maintained by such Credit Party with respect to such individuals (provided that Borrower may request an amount not to exceed

$750,000 in Revolving Credit Advances to make such payments provided further that Borrower shall not make any voluntary principal repayments in respect of any such loans until the earlier to occur of (A) the death of the beneficiaries, to the extent made solely with the proceeds of insurance death benefits arising upon such deaths and (B) June 30, 2004, if at the time such payment is made under this clause (B) Borrowing Availability is greater than $25,000,000 after such payment is made) or (ii) such payments which do not exceed $150,000 with respect to any single employee, officer or director in any Fiscal Year, and which do not exceed $500,000 with respect to all such employees, officers or directors in any Fiscal Year. Notwithstanding the above, Borrower may make retirement benefit or other comparable payments to Jerry McGrath over the period commencing on August 5, 2004 and ending on June 30, 2005 not to exceed $575,000 (which amount shall not be included in the $500,000 cap referenced in this clause (ii) for the Fiscal Year in which such payments are made).

(c)  Annex A to the Credit Agreement is hereby amended as follows:

(i)  The definition of "Applicable Revolver Index Margin" is hereby amended and restated as follows:

""Applicable Revolver Index Margin" means 0.00% per annum.";

(ii)  The definition of "Applicable Revolver LIBOR Margin" is hereby amended and restated as follows:

""Applicable Revolver LIBOR Margin" means 2.00% per annum."; and

(iii)  The reference to "April 11, 2005" in the definition of "Commitment Termination Date" is hereby deleted and replaced with "October 31, 2006".

2.  Conditions Precedent. The effectiveness of the amendments contemplated hereby is subject to the following conditions precedent (unless specifically waived in writing by Agent), each to be in form and substance satisfactory to Agent in its sole discretion:

(a)  Agent shall have received a fully executed copy of this Amendment;

(b)  Agent shall have received a fully executed copy of the letter agreement concerning the GE Capital Fee Letter;

(c)  Agent shall have received a fully executed copy of the Reaffirmation attached hereto;

(d)  all proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Agent and its legal counsel; and

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(e)  No Default or Event of Default shall have occurred and be continuing.

3.  References; Effectiveness. Agent and Borrower hereby agree that all references to the Credit Agreement which are contained in any of the other Loan Documents shall refer to the Credit Agreement as amended by this Amendment.

4.  Representations and Warranties. To induce Agent and the sole existing Lender to enter into this Amendment, the Borrower represents and warrants to Agent and such Lender that:

(a)  The execution, delivery and performance by each Credit Party of this Amendment and each other agreement and document contemplated hereby are within its corporate, or as applicable, limited liability company power, have been duly authorized by all necessary corporate, or as applicable, limited liability company action, have received all necessary governmental approval (if any shall be required), and do not and will not contravene or conflict with any provision of law applicable to such Credit Party, the articles of incorporation and by-laws (or, as applicable, the certificate of formation, operating agreement or other applicable organizational documents) of such Credit Party, any order, judgment or decree of an y court or governmental agency, or any agreement, instrument or document binding upon Borrower or any of their respective properties;

(b)  Each of the Credit Agreement, the other Loan Documents, as amended by this Amendment, and each other agreement and document contemplated hereby is the legal, valid and binding obligation of each Credit Party party thereto, enforceable against each Credit Party party thereto in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, reorganization, moratorium, fraudulent transfer or other similar laws affecting creditors' rights generally or by principles governing the availability of equitable remedies;

(c)  After giving effect to the amendments set forth herein, the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and accurate as of the date hereof with the same force and effect as if such had been made on and as of the date hereof; and

(d)  After giving effect to the amendments set forth herein, each Credit Party has performed all of its obligations under the Credit Agreement and the Loan Documents to be performed by it on or before the date hereof and as of the date hereof, each Credit Party is in compliance with all applicable terms and provisions of the Credit Agreement and each of the Loan Documents to be observed and performed by it and no Event of Default or other event which, upon notice or lapse of time or both, would constitute an Event of Default, has occurred.

5.  Counterparts. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

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6.  Continued Effectiveness. Except as amended hereby, the Credit Agreement and each of the Loan Documents shall continue in full force and effect according to its terms.

7.  Costs and Expenses. Borrower hereby agrees that all expenses incurred by Agent in connection with the preparation, negotiation and closing of the transactions contemplated hereby, including, without limitation, reasonable attorneys' fees and expenses, shall be part of the Obligations.

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IN WITNESS WHEREOF, this Amendment has been executed as of the day and year first written above.

ANALYSTS INTERNATIONAL CORPORATION
By
Its

GENERAL ELECTRIC CAPITAL CORPORATION as Agent, Security Trustee and Lender
By
An Authorized Signatory

REAFFIRMATION

Each of the undersigned (each a "Guarantor" and collectively, the "Guarantors"), hereby (i) acknowledges receipt of a copy of the foregoing Fifth Amendment to Credit Agreement (the "Amendment"); (ii) affirms that nothing contained in the Amendment shall modify in any respect whatsoever any Loan Document to which such Guarantor is a party; and (iii) reaffirms that such Loan Documents and all obligations of such Guarantor thereunder shall continue to remain in full force and effect.

IN WITNESS WHEREOF, each Guarantor has executed this Reaffirmation on and as of the date of the Amendment.

MEDICAL CONCEPTS STAFFING, INC.
By
Its

ANALYSTS INTERNATIONAL MANAGEMENT SERVICES, LLC.
By
Its

ANALYSTS INTERNATIONAL BUSINESS SOLUTION SERVICES, LLC.
By
Its

ANALYSTS INTERNATIONAL BUSINESS RESOURCE SERVICES, LLC.
By
Its

ANALYSTS INTERNATIONAL STRATEGIC SOURCING SERVICES, LLC
By
Its